Statements of Operations - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenue	$ 2,445	$ 664	$ 2,862	$ 600
Cost of sales	(1,205)	(406)	(1,770)	(355)
Gross margin	1,240	258	1,092	245
Other operating expenses
Research and development	24,380	18,751	93,136	95,267
General and administrative	10,520	7,945	46,725	37,176
Other	10,188	10,021	35,531	26,645
Loss from operations	(43,848)	(36,459)	(174,300)	(158,843)
Department of Energy cost share	20,462	14,736	73,522	71,109
Interest expense and other			(1,715)	(653)
Net income (loss)	$ (23,373)	$ (22,666)	$ (102,493)	$ (88,387)